FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-5
             (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York      10167
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-5, on July 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


              (28.52)    July 25, 2003 - Information on Distribution to
                                        Certificateholders.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:   August 8, 2003              By:   /s/___________________________________
                                          Joseph T. Jurkowski Jr.
                                          Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index


Exhibit No.              Description


  (28.52)                July 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.52



                   July 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-5




              Beginning        Pass Thru       Principal          Interest           Total           Ending Cert./
 Class        Cert. Bal.          Rate         Dist. Amt.        Dist. Amt.          Dist.           Notional Bal.
----------------------------------------------------------------------------------------------------------------------
A-1             $1,215,073.53     6.52052%       $ 112,638.19       $ 6,602.42       $ 119,240.61       $1,102,435.34
A-2              8,904,974.58     6.52052%         538,885.50        48,387.53         587,273.03        8,366,089.08
A-3                      0.00     6.51393%               0.00             0.00               0.00                0.00
A-4              7,061,716.41     6.52052%         388,232.64        38,371.70         426,604.34        6,673,483.76
B-1                369,429.98     6.52052%          10,506.65         2,007.40          12,514.05          358,923.33
B-2                184,741.39     6.52052%           5,254.08         1,003.84           6,257.92          179,487.31
B-3                147,782.55     6.52052%           4,202.96           803.02           5,005.98          143,579.59
B-4                 73,917.68     6.52052%           2,102.23           401.65           2,503.88           71,815.44
B-5                 73,864.88     6.52052%           2,100.73           401.36           2,502.09           71,764.15
B-6                 73,917.90     6.52052%           2,102.24           401.65           2,503.89           71,815.66
R-1                      0.00     6.51393%               0.00             0.00               0.00                0.00
R-11                     0.00     6.51393%               0.00             0.00               0.00                0.00
R-111                    0.00     6.51393%               0.00             0.00               0.00                0.00

         ---------------------             ---------------------------------------------------------------------------
Total          $18,105,418.90                   $1,066,025.22       $98,380.57      $1,164,405.79      $17,039,393.66



CERTIFICATE ACCOUNT

Beginning Balance                                                                      0.00

Deposits
              Payment of Interest and Principal                                1,171,000.56
              Liquidations, Insurance Proceeds, Reserve Funds                          0.00
              Proceeds from Repurchased Loans                                          0.00
              Other Amounts (Servicer Advances)                                    2,461.11
              Realized Losses                                                          0.00
              Prepayment Penalties                                                     0.00
                                                                       ---------------------
Total Deposits                                                                 1,173,461.67

Withdrawals
              Reimbursement for Servicer Advances                                  4,722.16
              Payment of Service Fee                                               4,333.72
              Payment of Interest and Principal                                1,164,405.79
                                                                       ---------------------
Total Withdrawals (Pool Distribution Amount)                                   1,173,461.67

Ending Balance                                                                         0.00
                                                                       =====================



PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                        0.00
Servicing Fee Support                                                                  0.00
                                                                       ---------------------
Non-Supported Prepayment/Curtailment Interest Shortfall                                0.00

SERVICING FEES

Gross Servicing Fee                                                                3,831.12
Master Servicing Fee                                                                 502.60
Supported Prepayment/Curtailment Interest Shortfall                                    0.00
                                                                       ---------------------
Net Servicing Fee                                                                  4,333.72
                                                                       =====================




                          DELINQUENT                                         BANKRUPTCY
                  No of Loans       Prin Balance                   No of Loans       Prin Balance
                                                    0-29 Days           0                    0.00
30 Days                1              132,310.42    30 Days             0                    0.00
60 Days                0                    0.00    60 Days             0                    0.00
90 Days                0                    0.00    90 Days             0                    0.00
120 Days               0                    0.00    120 Days            0                    0.00
150 Days               0                    0.00    150 Days            0                    0.00
180+ Days              0                    0.00    180+ Days           0                    0.00
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                       1              132,310.42                        0                    0.00

                                                    0-29 Days       0.000000%           0.000000%
30 Days            0.781250%           0.768546%    30 Days         0.000000%           0.000000%
60 Days            0.000000%           0.000000%    60 Days         0.000000%           0.000000%
90 Days            0.000000%           0.000000%    90 Days         0.000000%           0.000000%
120 Days           0.000000%           0.000000%    120 Days        0.000000%           0.000000%
150 Days           0.000000%           0.000000%    150 Days        0.000000%           0.000000%
180+ Days          0.000000%           0.000000%    180+ Days       0.000000%           0.000000%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                   0.781250%           0.768546%                    0.000000%           0.000000%


                          FORECLOSURE                                            REO
                  No of Loans       Prin Balance                   No of Loans       Prin Balance

0-29 Days              0                    0.00    0-29 Days           0                    0.00
30 Days                0                    0.00    30 Days             0                    0.00
60 Days                0                    0.00    60 Days             0                    0.00
90 Days                0                    0.00    90 Days             0                    0.00
120 Days               0                    0.00    120 Days            0                    0.00
150 Days               0                    0.00    150 Days            0                    0.00
180+ Days              0                    0.00    180+ Days           0                    0.00
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                       0                    0.00                        0                    0.00

0-29 Days          0.000000%           0.000000%    0-29 Days       0.000000%           0.000000%
30 Days            0.000000%           0.000000%    30 Days         0.000000%           0.000000%
60 Days            0.000000%           0.000000%    60 Days         0.000000%           0.000000%
90 Days            0.000000%           0.000000%    90 Days         0.000000%           0.000000%
120 Days           0.000000%           0.000000%    120 Days        0.000000%           0.000000%
150 Days           0.000000%           0.000000%    150 Days        0.000000%           0.000000%
180+ Days          0.000000%           0.000000%    180+ Days       0.000000%           0.000000%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                   0.000000%           0.000000%                    0.000000%           0.000000%

                                                                              TOTAL
                                                                   No of Loans       Prin Balance

                                                    0-29 Days                  0             0.00
                                                    30 Days                    1       132,310.42
                                                    60 Days                    0             0.00
                                                    90 Days                    0             0.00
                                                    120 Days                   0             0.00
                                                    150 Days                   0             0.00
                                                    180+ Days                  0             0.00
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                               1       132,310.42

                                                    0-29 Days          0.000000%        0.000000%
                                                    30 Days            0.781250%        0.768546%
                                                    60 Days            0.000000%        0.000000%
                                                    90 Days            0.000000%        0.000000%
                                                    120 Days           0.000000%        0.000000%
                                                    150 Days           0.000000%        0.000000%
                                                    180+ Days          0.000000%        0.000000%
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                       0.781250%        0.768546%

Current Period Class A Insufficient Funds                                                    0.00
Principal Balance of Contaminated Properties                                                 0.00
Periodic Advance                                                                         2,461.11



                       SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                      Original $       Original %      Current $       Current %       Current Class %        Prepayment %
                    -------------------------------------------------------------------------------------------------------------
                    -------------------------------------------------------------------------------------------------------------
Class A                1,749,400.00      1.25003394%    897,385.48       5.26653411%     94.733466%              98.469539%
Class B-1              1,049,700.00      0.75006324%    538,462.15       3.16010159%      2.106433%               0.612132%
Class B-2                699,800.00      0.50004216%    358,974.84       2.10673482%      1.053367%               0.306110%
Class B-3                419,900.00      0.30003959%    215,395.25       1.26410161%      0.842633%               0.244870%
Class B-4                279,900.00      0.20000257%    143,579.81       0.84263450%      0.421467%               0.122479%
Class B-5                140,000.00      0.10003701%     71,815.66       0.42146840%      0.421466%               0.122391%
Class B-6                      0.00      0.00000000%          0.00       0.00000000%      0.421468%               0.122479%

Bankruptcy               100,000.00      0.07145501%    100,000.00       0.58687534%
Fraud                  1,399,482.00      1.00000000%    108,477.11       0.63662541%
Special Hazard           699,741.00      0.50000000%    699,741.00       4.10660739%




                    COLLATERAL STATEMENT

Collateral Description                                               Mixed Fixed
Weighted Average Gross Coupon                                          7.178484%
Weighted Average Net Coupon                                            6.924563%
Weighted Average Pass-Through Rate                                     6.891251%
Weighted Average Maturity (Step-down Calculation)                             57

Beginning Scheduled Collateral Loan Count                                    134
Number of Loans Paid in Full                                                   6
Ending Scheduled Collateral Loan Count                                       128

Beginning Scheduled Collateral Balance                             18,105,418.90
Ending Scheduled Collateral Balance                                17,039,393.67
Ending Actual Collateral Balance at 30-Jun-2003                    17,215,679.74

Monthly P&I Constant                                                  387,041.79
Special Servicing Fee                                                       0.00
Prepayment Penalties                                                        0.00
Realized Loss Amount                                                        0.00
Cumulative Realized Loss                                                    0.00

Class A Optimal Amount                                              1,133,118.00
Class AP Deferred Amount                                                    0.00

Ending Schedule Balance for Premium Loans                          17,039,393.67
Ending Schedule Balance for Discount Loans                                  0.00
Scheduled Principal                                                   278,733.91
Unscheduled Principal                                                 787,291.32


                  MISCELLANEOUS REPORTING

Senior Percentage                                                     94.898464%
Senior Prepayment Percentage                                          98.469539%
Subordinate Percentage                                                 5.101536%
Subordinate Prepayment Percentage                                      1.530461%
Lockout Distribution Percentage                                        0.000000%

